EXHIBIT (10)(iii)21

                      SUPPLEMENTAL PARTICIPATION AGREEMENT

         A Participation Agreement made and entered into this 1st day of October, 2001, between Central Hudson Enterprises Corporation (hereinafter referred to as the "Participating Employer"), Central Hudson Gas & Electric Corporation (hereinafter referred to as the "Employer"), and ING National Trust (hereinafter referred to as the "Trustees").

         WHEREAS, the Participating Employer desires to reward its employees for faithful service, to establish a bond between employer and employee, to provide an incentive for efficient and conscientious work, to provide a fund for retirement, disability, or death, and to retain high-calibre fellow employees; and

         WHEREAS, there exists a Profit Sharing Plan entered into on the 1st day of October, 2001 namely the Central Hudson Gas & Electric Corporation Savings Incentive Plan, called the "Plan," between Employer and the Trustees (a copy being attached hereto as Exhibit "A" and made a part hereof by reference); and

         WHEREAS, Plan Section 9.1 provides that any other Participating Employer may, with the consent of the Employer, adopt the Plan and participate therein by a properly executed document evidencing said intent of said Participating Employer;

         NOW, THEREFORE, the Participating Employer hereby becomes a party to the Plan, effective the 1st day of October, 2001, and the Employer and the Trustees hereby consent to such adoption and participation upon the following terms:

         (1) Wherever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Participating Employer as the "Employer" under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants, as the case may be, thereunder. However, the participation of the Participating Employer in the Plan shall in no way diminish, augment, modify, or in any way affect the rights and duties of the Employer, its Employees, or Participants, under the Plan.

         (2)  The  Trustees   hereby  agree  to  receive  and  allocate
         contributions made to the Plan by the Employer and by the Participating Employer, as well as to do and perform all acts

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         that are  necessary  to keep records and accounts of all funds held for Participants who are Employees of the respective employers.

         (3) The execution of this Agreement by this Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed between the Participating Employer and the Trustees, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto.

         (4) All actions required by the Plan to be taken by the Employer shall be effective with respect to the Participating Employer if taken by the Employer and pursuant to Plan Section 9.3, the Participating Employer hereby irrevocably designates the Employer as its agent for such purposes.

         IN WITNESS WHEREOF, the Participating Employer, the Employer and the Trustees have caused this Supplemental Participation Agreement to be executed in their respective names on the day and date first above written.

Signed, sealed and delivered
in the presence of:

                                         Central Hudson Enterprises Corporation

                                               BY  /s/ ALLEN PAGE
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As to Participating Employer

Signed, sealed, and delivered
in the presence of:

 /s/ THOMAS C. BROCKS                          BY   /s/ THOMAS C. BROCKS
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As to Employer

                                          TRUSTEES

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As to Trustees
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